JOHN HANCOCK FUNDS II

               Amendment dated October 27, 2006 to the Prospectus
                Dated October 17, 2005, as revised June 23, 2006
          Prospectus for Lifestyle Portfolios--Class A, B and C shares

Each of the Lifestyle Portfolios of John Hancock Funds II is modeled after a portfolio of John Hancock Trust. Enclosed for your reference is an appendix to the Prospectus referenced above. Please read the information provided in the appendix in its entirety, including all disclosures under the heading "Historical Performance of Corresponding JHT Portfolios."